DIVIDEND GROWTH TRUST

Rising Dividend Growth Fund

PROSPECTUS

Class A:  ICRDX

Class C:  ICRGX

Class I:  ICRIX

February 1, 2012

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Investment Objective

The Fund seeks long-term growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund.  More information about these and other discounts is available from your financial professional and in the “Ways to Reduce Sales Charges” section of this prospectus and in the “Purchase of Shares” section in the Fund’s Statement of Additional Information.

	Class A Shares	Class C Shares		Class I Shares

Shareholder Fees: (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Contingent Deferred Sales Charge (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%	1.00	%4	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)1	1.00%	1.00%		None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%		0.75%
Distribution and Service (12b-1) fees	0.40%	1.00%		0.00%
Other Expenses	0.53%	0.53%		0.53%
Acquired Fund Fees and Expenses2	0.01%	0.01%		0.01%
Total Annual Fund Operating Expenses	1.69%	2.29%		1.29%
Expenses Waived and/or Reimbursed3	(0.03%)	(0.03%)		(0.03%)
Total Annual Fund Operating Expenses (After Fee Waivers and Expense Reimbursements)	1.66%	2.26%		1.26%

1      A $15 fee will be assessed for any redemptions satisfied by wire payment.

2.      Acquired Fund Fees and Expenses represent the underlying expense of investing in other investment companies (“Acquired Funds”). The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or to the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund and not the indirect costs of investing in Acquired Funds.

3.      Total Annual Fund Operating Expenses (After Fee Waivers and Expense Reimbursements) reflect that Dividend Growth Advisors, LLC (“Advisor”) has contractually agreed to waive fees and/or pay certain expenses so that Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, brokerage and other investment-related costs, extraordinary expenses, and certain other fees) do not exceed 1.65% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares.  Any fees waived or expenses paid by the Advisor are subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding the expense limits in place when the fees were waived or expenses paid.  This Expense Limitation Agreement will stay in place until January 31, 2013, although it may be terminated by the Trust at any time. It may be reviewed, modified or discontinued thereafter.

4.      The contingent deferred sales charge (“CDSC”) for class C shares applies to redemptions that occur within one year from the date of purchase of such shares.  This CDSC is only applicable on Class C shares that are redeemed in accounts that are established after March 1, 2010.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Additionally, the 10-year values in the example for Class C shares assume conversion of such Class C shares to Class A shares, which occurs on or about the end of the month which is at least 7 years after the date on which shares were purchased, which, in turn, will lower the fees and expenses that you will pay if you continue to hold shares of the Fund.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR          3 YEARS         5 YEARS       10 YEARS
_______________________________________________________________
Class A                      $734               $1,074            $1,437            $2,456
Class C                      $229               $712               $1,222            $2,623
Class I                       $128               $406                $705               $1,554

You would pay the following expenses if you did not redeem your shares:

                                   1 YEAR          3 YEARS         5 YEARS       10 YEARS
_______________________________________________________________
Class A                      $734                $1,074            $1,437           $2,456
Class C                      $229                $712               $1,222           $2,623
Class I                       $128                $406               $705               $1,554

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 51.85% of the average value of its portfolio.

Principal Investment Strategies

Regardless of industry, the Fund invests at least 80% of its assets in equity securities of dividend-paying domestic and foreign companies whose market capitalization is at least $500 million and that have increased their dividend payments to stockholders for each of the past ten years or more. The Fund is non-diversified and normally concentrates its investments in a group of 25-50 of such companies. The Fund is a growth and income fund with a long-term investment philosophy. Once a company’s stock is owned by the Fund, if the company does not increase its common stock dividend from one year to the next, the stock will be sold.

Equity securities in which the Fund invests include common and preferred stocks as well as master limited partnerships (“MLPs”).  Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities.  The Fund will limit its investment in MLPs to no more than 20% of its assets.  The Fund may also invest in real estate investment trusts (“REITs”), other investment companies (including mutual funds and exchange-traded funds (“ETFs”)), and other investments consistent with its rising dividend philosophy.

Principal Risks

Any of the following situations could cause the Fund to lose money or underperform in comparison to its peer group or the broader stock market:

Stock Market Risks:  Movements in the stock market may affect the specific securities held by the Fund on a daily basis.

Stock Selection Risks:  The stocks in the Fund’s portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value and you could lose money.

Non-Diversification:  The Fund is non-diversified and may invest a greater portion of its assets in the securities of a single issuer, or a smaller group of issuers, than a diversified fund. As a result, the Fund may be more sensitive to economic, business, political or other changes affecting the prices of such issuers’ securities.

Foreign Securities:  There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.  Foreign markets may not be as developed or efficient as those in the United States, and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

Securities of Smaller Companies:  The securities of smaller companies involve greater risk of loss and price fluctuation than larger companies.  Their securities may also be less liquid and more volatile.  As a result, the Fund could have greater difficulty buying or selling these securities at an acceptable price, especially in periods of market volatility.

MLPs:  Master limited partnerships are generally considered interest-rate sensitive investments.  During periods of interest rate volatility, these investments may not provide attractive returns.  Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

Real Estate Investment Trusts (REITs):  Equity REITs may be affected by changes in the value of underlying properties owned by the REITs.  Mortgage REITs will be subject to credit risk, interest rate risk and prepayment risk with respect to the loans made.  Credit risk is the risk that the borrower will be unable or unwilling to make interest and principal payments on the loan when they are due.  Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan to fall.  Prepayment risk is the risk that the mortgages underlying mortgage REITs may be paid off early, which makes it difficult to determine their actual maturity and, therefore, to calculate how they will respond to changes in interest rates.  The REIT may reinvest prepaid amounts at lower rates.  REITs incur fees that are separate from those of the Fund.  As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the REITs, in addition to Fund expenses.

Investment Company Securities:  The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies.  There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds.

Management:  Fund management’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance data is available on the Advisor’s website at www.dividendgrowthadvisors.com and/or by calling 888-826-2520.

The bar chart and performance table below illustrate the risks of investing in the Fund. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how its average annual returns compare with those of a broad measure of market performance.

The bar chart shows changes in the Fund’s performance from year to year, with respect to Class A Shares.  Sales loads are not reflected in the bar chart; if they were, returns would be less than shown.

BEST QUARTER                                                      13.19% in the 2nd quarter of 2009
WORST QUARTER                                                      -14.74% in the 4th quarter of 2008

After-tax returns are shown for only Class A Shares.  After-tax returns for the other Classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  Class C shares will automatically convert to Class A shares seven years after purchase.

Performance Table (With Maximum Sales Charges)
(Average annual total returns for the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception
Class A Before Taxes (Inception Date March 18, 2004) Class A After Taxes on Distributions Class A After Taxes on Distributions and Sale of Fund Shares	(2.64%)(3.18%) (1.72%)	3.35%2.67% 2.47%	5.73%5.09% 4.61%
S&P 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	2.09%	(0.25%)	3.90%
Class C Before Taxes (Inception Date April 14, 2005)	2.82%	4.09%	6.09%
S&P 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	2.09%	(0.25%)	3.31%
Class I Before Taxes (Inception Date January 29, 2007)	3.85%	N/A	4.48%
S&P 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	2.09%	N/A	(0.24%)

Portfolio Management

Investment Adviser – Dividend Growth Advisors, LLC

Portfolio Management Team
•	Thomas Cameron, Portfolio Manager of the Fund since its inception in March 2004; Director, Chairman of the Board and founding member of the Advisor
•	Jere Estes, Portfolio Manager of the Fund since May 2004; Managing Director of Research and Chief Investment Officer of the Advisor
•	C. Troy Shaver, Jr., Portfolio Manager of the Fund since February 2010; President, CEO, and founding member of the Advisor
•	Ying Wang, Portfolio Manager of the Fund since December 9, 2011; Director of Research of the Advisor

Buying and Selling Fund Shares

You may purchase or sell shares on any date the New York Stock Exchange is open, either directly through the Fund’s transfer agent by calling (888) 826-2520 or through your broker-dealer or financial intermediary.  You may buy shares of the Fund with an initial investment of $5,000 (or $1,000 for IRAs) or more. Additional investments may be made for as little as $250.  You may also redeem shares by submitting a written request to Dividend Growth Trust, P.O. Box 6110, Indianapolis, IN 46206.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks long-term growth of capital and current income.  The Fund’s investment objective is fundamental and may not be changed without shareholder vote.

Principal Investment Strategies of the Fund

The Fund attempts to achieve its investment objective by investing in equity securities of domestic and foreign companies that have increased their dividend payments to shareholders for each of the past ten years or more.

Regardless of industry, the Fund invests at least 80% of its assets in equity securities of dividend-paying domestic and foreign companies whose market capitalization is at least $500 million and that have increased their dividend payments to stockholders for each of the past ten years or more. The Fund is non-diversified and normally concentrates its investments in a group of 25-50 of such companies. The Fund is a growth and income fund with a long-term investment philosophy. Once a company’s stock is owned by the Fund, if the company does not increase its common stock dividend from one year to the next, the stock will be sold.

Stocks are selected for the Fund by seeking companies with strong earnings growth potential and special emphasis will be placed on those companies that the Fund believes demonstrate:
•	Financial stability
•	Strong market position with solid pricing power
•	Effective management leadership
•	Prominent brand recognition
•	Strong patent position

Current income created by rising common stock dividends is an important consideration in selecting the Fund’s investments.

Equity securities in which the Fund invests include common and preferred stocks as well as master limited partnerships (“MLPs”).  Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities.  The Fund will limit its investment in MLPs to no more than 20% of its assets.  The Fund may also invest in real estate investment trusts (“REITs”), other investment companies (including mutual funds and exchange-traded funds (“ETFs”)), and other investments consistent with its rising dividend philosophy.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in money market mutual funds and in U.S. short-term money market instruments as a temporary defensive measure. These instruments include:

•	Cash and cash equivalents
•	U.S. government securities
•	Certificates of deposit or other obligations of U.S. banks
•	Corporate debt obligations with remaining maturities of 12 months or less
•	Commercial paper
•	Demand and time deposits
•	Repurchase agreements
•	Bankers’ acceptances

To the extent that the Fund engages in a temporary, defensive strategy, it may not achieve its investment objective.  Any percentage limitations with respect to the investment of assets of the Fund are applied at the time of purchase.

Principal Risks

Any of the following situations could cause the Fund to lose money or underperform in comparison to its peer group or the broader stock market:

Stock Market Risks:  Movements in the stock market may affect the Fund’s share prices on a daily basis. The overall market and the specific securities held by the Fund may decline in value and you could lose money.

Stock Selection Risks:  The stocks in the Fund’s portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value and you could lose money.

Non-Diversification:  The Fund is non-diversified and may invest a greater portion of its assets in the securities of a single issuer, or a smaller group of issuers, than a diversified fund. As a result, the Fund may be more sensitive to economic, business, political or other changes affecting the prices of such issuers’ securities, which may result in greater fluctuation in the value of the Fund’s shares and you could lose money. The Fund intends, however, to continue to meet certain tax diversification requirements.

Foreign Securities: Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.  Foreign markets may not be as developed or efficient as those in the United States, and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

Securities of Smaller Companies:  The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. Additionally, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional stock exchanges and the frequency and volume of their trading are often substantially less than for securities of larger companies.

MLPs:  Master limited partnerships are generally considered interest-rate sensitive investments.  During periods of interest rate volatility, these investments may not provide attractive returns.  Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

Real Estate Investment Trusts (REITs):  Equity REITs may be affected by changes in the value of the underlying properties owned by the REITs. Mortgage REITs will be subject to credit risk, interest rate risk and prepayment risk with respect to the loans made. Credit risk is the risk that the borrower will be unable or unwilling to make interest and principal payments on the loan when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan to fall. Prepayment risk is the risk that the mortgages underlying mortgage REITs may be paid off early, which makes it difficult to determine their actual maturity and, therefore, to calculate how they will respond to changes in interest rates. The REIT may have to reinvest prepaid amounts at lower rates. REITs incur fees that are separate from those of the Fund.  As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the REITs, in addition to Fund expenses.

Investment Company Securities:  When the Fund invests in other investment companies (such as mutual funds or ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company.  Therefore, the Fund will incur higher expenses, many of which may be duplicative.  The Fund may also be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds.  The Fund has no control over the risks taken by the underlying funds in which it invests.  In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds:  (i) the ETF’s shares may trade at a market price above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Management:  Fund management’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.

Suitability

The Fund may be appropriate for investors who seek capital appreciation with some current income and who are able to accept short-term fluctuations in return for the potential for greater long-term growth. Investors who are seeking significant current income or who have a conservative or short-term investment approach may wish to consider other investments.

MANAGEMENT OF THE FUND

The Advisor’s offices are located at 58 Riverwalk Boulevard, Building 2, Suite A, Ridgeland, SC  29936. The Advisor manages the investments of the Fund in accordance with the Fund’s investment objectives, policies and limitations.  Prior to October 19, 2005, Eastern Point Advisors, Inc. (“EPA”) was the investment advisor to the Fund and the Advisor was the sub-advisor to the Fund.

The Advisor, a South Carolina limited liability company, is a registered investment advisor founded in 2003.  In addition to acting as the investment advisor to the Fund, the Advisor also manages individual private accounts.  As of December 31, 2011, the Advisor had approximately $791 million under management.

At a Special Meeting of Shareholders held on October 18, 2005, shareholders of the Fund approved a multi-manager structure for the Fund.  The multi-manager arrangement permits the Trust and the Advisor to enter into, and materially amend, sub-advisory agreements with any sub-adviser that may be retained in the future to manage the Fund without obtaining shareholder approval.  In each instance, the Board of Trustees of the Trust must conclude that any sub-advisory arrangements are in the best interests of the Fund’s shareholders and must approve any related sub-advisory agreement.  In addition, before a multi-manager arrangement could go into effect for the Fund, the Trust would have to obtain the necessary exemptive relief in the form of an order from the Securities and Exchange Commission (“SEC”), or, alternatively, a proposed SEC rule on the subject would have to be adopted.  The Trust has not yet applied to the SEC for a multi-manager exemptive order.  If the Trust does apply to the SEC for an order, there is no assurance that such an order will be granted.

The Board of Trustees of Dividend Growth Trust has approved an agreement and plan of reorganization pursuant to which Rising Dividend Growth Fund (the “Fund”) would be reorganized into a newly-organized series (the “Acquiring Fund”).  The Board determined that the reorganization is in the best interests of the shareholders of the Fund.

The Fund and the Acquiring Fund have substantially similar investment objectives and principal investment strategies.  Goldman Sachs Asset Management, L.P. will serve as the investment advisor of the Acquiring Fund, and Dividend Growth Advisors, LLC, the Fund’s current investment advisor, will serve as the sub-advisor of the Acquiring Fund.

The proposed reorganization, which is subject to shareholder approval, is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no gain or loss being recognized for federal income tax purposes by the Fund or its shareholders as a direct result of the reorganization.

The reorganization will be submitted for approval by shareholders of the Fund at a meeting anticipated to be held in the first quarter of 2012. If approved by the shareholders of the Fund, the reorganization is expected to close as soon as possible thereafter.

Proxy materials with respect to the proposed reorganization were sent to shareholders of the Fund in January 2012. Please read the proxy materials carefully, as they contain a more detailed description of the proposed reorganization.

Portfolio Management Team

Thomas Cameron, Jere Estes, C. Troy Shaver, Jr, and Ying Wang serve as the portfolio management team for the Fund.

Mr. Cameron has been a portfolio manager of the Fund since the Fund’s inception. Mr. Cameron served as the chief investment officer of the Advisor from 2003 to 2008 and is a director and founding member of the Advisor.  Mr. Cameron has been managing portfolios using a rising dividend philosophy since 1979.  From 1978 to 2000, Mr. Cameron served as vice president at Interstate Johnson Lane Brokerage in Charlotte, NC.  Mr. Cameron served as a director of the Sovereign Investors Fund, which utilized the rising dividend philosophy, from 1979 until 1997.  Mr. Cameron was also a founder of Cameron and Associates, a firm providing investment services to individuals, corporations, and institutional investors from July, 2000 through January, 2009. From June, 2000 until March, 2004, Mr. Cameron was a registered representative of ProEquities, Inc.

Mr. Estes became a portfolio manager of the Fund on May 1, 2004, having served as a portfolio consultant to the Fund prior thereto.  In addition, Mr. Estes served as the Director of Research for the Fund from 2004 - 2011.  Mr. Estes, currently Chief Investment Officer and Asst. Treasurer of the Trust, served as a consultant to the Advisor from 2003 until May of 2004.  Since June of 2004, Mr. Estes has served as a Managing Director of the Advisor.  From 1992 to 1999, Mr. Estes served as Vice President/Director of Research and Senior Portfolio Manager at Sovereign Asset Management in Bryn Mawr, PA.  From June of 1999 until May of 2004, Mr. Estes served as Senior Vice President and Chief Investment Officer at Bryn Mawr Trust Company in Bryn Mawr, PA.  Mr. Estes was also a registered representative of Investors Capital Corporation from June of 2004 until December of 2004.

Mr. Shaver, President of the Trust, became a portfolio manager for the Fund on February 1, 2010.  Mr. Shaver has been the President, CEO and Chief Compliance Officer of the Advisor since its inception in 2003.  From 2000 to 2004 Mr. Shaver was Vice Chairman/ President & Chief Executive Officer of GoldK, Inc./GoldK Investment Services, Inc. From 1996 to 2000 Mr. Shaver served as President of State Street Research Investment Services, Inc.

Ms. Wang, Director of Research for the Advisor became a portfolio manager of the Fund on December 9, 2011.  Ms. Wang began working for the Advisor in 2008 as a research analyst.  Ms. Wang is an affiliated Chartered Financial Analyst (CFA) member and received her MBA from Georgia Southern University in 2008 and her BBA from Swiss Management University, Monteaux, Switzerland, in 2005.  Ms. Wang is fluent in Chinese.

The Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of the Fund, if any.

Management Fees

Under the Advisory Agreement, the monthly compensation paid to the Advisor is accrued daily at an annual rate equal to 0.75% of the average daily net assets of the Fund.  During the fiscal year ended September 30, 2011, the Advisor received compensation of 0.72% of the average daily net assets.

Pursuant to the terms of an Expense Limitation Agreement, the Advisor has contractually agreed to waive fees and/or reimburse Fund expenses excluding brokerage and other investment-related costs, “acquired fund fees and expenses” (as that term is defined in the Securities and Exchange Commission’s Form N-1A), interest, taxes, dues, fees and other charges of government and their agencies including the cost of qualifying the Fund’s shares for sales in any jurisdiction, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification and other expenses not incurred in the ordinary course of the Fund’s business (“Fund Operating Expenses”), so that Net Annual Fund Operating Expenses do not exceed 1.65% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares.  The Expense Limitation Agreement currently is set to expire on January 31, 2013.  The Advisor is entitled to reimbursement of fees waived or Fund expenses paid under the terms of the Expense Limitation Agreement.  Any fees waived or expenses paid by the Advisor are subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding the expense limits in place when the fees were waived or expenses paid.  The waived fees relating to operating expenses subject to recovery, at September 30, 2011, were as follows:

Amount	Subject to Repayment by September 30,
$144,352	2012
$125,343	2013
$29,073	2014

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement of the Fund is available in the Fund’s annual report to shareholders for the year ended September 30, 2011.

OTHER SERVICE PROVIDERS

Distributor

Unified Financial Securities, Inc. is the distributor of the shares of the Fund.

Fund Administrator, Accounting Services Agent, Dividend Paying Agent and Transfer Agent

Huntington Asset Services, Inc. is the fund administrator, accounting services agent, dividend paying agent and transfer agent for the Trust.

Custodian

Huntington National Bank is the custodian of the Trust.

PURCHASE PRICE/DETERMINATION OF NAV

The price of the Fund’s shares is based on the net asset value (the “NAV”) plus any applicable front-end sales charge for Class A Shares (the “Offering Price”).  The Fund calculates the NAV by adding the total market value of its investments and other assets, subtracting any liabilities and then dividing that figure by the total number of Fund shares outstanding (assets - liabilities/number of shares outstanding = NAV).

The Fund’s investments are valued based on market value. However, in certain cases, such as when events occur after certain markets have closed, these prices may be unreliable and, therefore, be deemed to be unavailable. When the Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to methods approved by the Board of Trustees of the Trust. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation. The effect of using fair value pricing is that the Fund’s net asset value will be subject to the judgment of the Advisor, operating under procedures approved by the Board of Trustees of the Trust, instead of being determined by market prices. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. The Fund’s NAV is calculated at the close of regular trading of the New York Stock Exchange (the “NYSE”), which is normally 4 p.m. Eastern Time. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

If you pay a sales charge, your price will be the Fund’s offering price. When you buy shares at the offering price, the Fund deducts the appropriate sales charge and invests the rest in the Fund. If you qualify for a sales charge waiver, your price will be the Fund’s NAV.

YOUR ACCOUNT

Investing in the Fund

The Fund offers three classes of shares. Each class of shares has a different combination of sales charges, fees and other features. You should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

Class A Shares

Class A Shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price.

Amount invested	Sales charge as % of offering price	Sales charge as % of net amount invested in the Fund
less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $500,000	3.75%	3.90%
$500,000 but less than $1,000,000	2.75%	2.83%
$1,000,000 or more	0.00%	N/A

Although purchases of $1,000,000 or more will not be subject to an up-front sales charge, a 1.00% contingent deferred sales charge will be assessed when such shares are sold within twelve months of their acquisition. (See “Contingent Deferred Sales Charges”).  The dealer of record receives a commission of 1% from the Fund’s Distributor on sales of $1 million or more.

Under certain circumstances, the sales charge for Class A Shares may be waived.  Please see below as well as the SAI. Class A Shares are subject to an annual 12b-1 fee of  0.40%, of which 0.25% are annual distribution fees and 0.15% are annual service fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.

As described in greater detail in the SAI, some or all of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have coordinated sales support efforts.  The distributor uses a portion of the sales charge that is not re-allowed to other dealers to pay for various marketing expenses of the Fund.

Ways to Reduce Sales Charges

Investors can reduce or eliminate sales charges on Class A shares under certain conditions:

Combined Purchases

Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate.

Employees and Clients of Certain Entities

Shares may be sold without a sales charge to any current or retired officers, directors, trustees and employees of the Advisor and/or any of its affiliated companies and immediate family members of any of these people. Shares may also be sold without a sales charge to individuals with an investment account or relationship with the Advisor.

Letter Of Intent

This non-binding agreement allows you to purchase Class A Shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

Rights of Accumulation

You can use the combined total value of Class A Shares of the Fund you own for the purpose of calculating the sales charge.

Please Note:
You must advise your dealer, the transfer agent or the Fund if you qualify for a reduction and/or waiver of sales charges.

Class C Shares

Class C Shares have no up-front sales charge, so that the full amount of your purchase is invested in the Fund. Effective with new accounts established on or after March 1, 2010, Class C shares are subject to a 1.00% contingent deferred sales charge if sold within 12 months of purchase.  (See “Contingent Deferred Sales Charges”)  Class C shares will automatically convert to Class A shares seven (7) years after purchase of such Class C shares, thus reducing future annual expenses.

     -    Class C Shares are subject to an annual 12b-1 fee of 1.00%, of which
          0.75% are annual distribution fees and 0.25% are service fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.
     -    Because of the higher 12b-1 fees, Class C Shares have higher expenses and pay lower dividends than Class A Shares.

The Fund has adopted a Class A Shares 12b-1 plan and a Class C Shares 12b-1 plan that allow the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class I Shares

Class I shares have no up-front sales charge and no 12b-1 fee.  In addition, Class I shares have no contingent deferred sales charge and no redemption fee. Class I shares are offered to certain institutional investors and to certain individuals, and may be offered through financial intermediaries including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers.  Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments.

BUYING SHARES

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent.  You may buy shares of the Fund with an initial investment of $5,000 (or $1,000 for IRAs) or more. Additional investments may be made for as little as $250.

Class C shares are not intended for purchases in excess of $250,000. Because the Fund may not be able to identify an individual investor’s trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class C shares does not exceed $250,000. The Fund cannot ensure that it will identify purchase orders that would cause your investment in Class C shares to exceed the $250,000 maximum allowed amount. To the extent the Fund is able to determine that a purchase order for class C Shares exceeds $250,000, that purchase order will be declined.  When investing through such arrangements, you and/or your investment professional should be diligent in determining that you have selected the correct share class for you.

The Fund also has the right to reject any purchase order.

To Buy Shares

Initial Investment	Subsequent Investments
By Mail
• Complete and sign the account application. • Make your check payable to the Rising Dividend Growth Fund • Mail the application and your check to:	• Make your check payable to the Rising Dividend Growth Fund. • Fill out an investment slip from an account statement, include your name and account number. • Mail to:
Dividend Growth Trust P.O. Box 6110 Indianapolis, IN 46206	Dividend Growth Trust P.O. Box 6110 Indianapolis, IN 46206
• Minimum initial investment is $5,000 for non-qualified accounts; $1,000 minimum for IRAs.	• Minimum subsequent investment for all accounts is $250.

By Wire
• Call the transfer agent at (888) 826-2520 to arrange for a wire purchase and receive wire instructions. For same day purchase, the wire must be received by 4:00 p.m. Eastern Time.	• Call the transfer agent at (888) 826-2520 to arrange for a wire purchase and receive wire instructions. For same day purchase, the wire must be received by 4:00 p.m. Eastern time.

• Mail completed account application to the address above. • Note: Your bank may charge a wire fee.	• Note: Your bank may charge a wire fee.
By Automatic Investment Plan
• You must open a regular Fund account with $5,000 minimum prior to participating in this plan.	• Call (888) 826-2520 to request the form. • Complete and return the form and any other required materials.

Brokers, 401(k) plans, financial advisors or financial supermarkets may charge additional transaction fees, which would not be charged if shares were purchased directly from the Fund.

The Fund may accept telephone orders unless you decline telephone privileges on your account application. You may be responsible for any fraudulent telephone orders as long as the Fund takes reasonable measures to verify the orders.

Important Information About Procedures For
Opening a New Account

Shares of the Fund are available exclusively to U.S. citizens.  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity.  If we do not receive this required data, there may be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to verify your identity at all, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed.  If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Retirement Accounts

Shares of the Fund are available for purchase through IRAs and qualified retirement plans. These tax-deferred accounts and plans allow you to shelter your net investment income and net capital gains from current federal income taxes. IRAs and accounts established under such plans must have all Fund dividends reinvested in Fund shares. You should consult your tax advisor before purchasing shares for an IRA or a retirement plan. For more information about these accounts and plans or for an IRA application, please call (888) 826-2520.

SELLING YOUR SHARES

You may sell or “redeem” your shares on any day the NYSE is open, either directly through the Fund’s transfer agent or through your broker-dealer or other financial intermediary. The price you receive will be the NAV next calculated after the Fund’s transfer agent receives your redemption request in good order (less redemption fees and contingent deferred sales charges, if applicable).

Selling Recently Purchased Shares

The Fund will redeem shares that were recently purchased by check, but may delay mailing the proceeds for up to 15 business days to allow the purchase check to clear. If the purchase check has cleared, the 15 business day period will not apply.

Signature Guarantees

A signature guarantee protects you against fraud by guaranteeing your signature is authentic. A guarantee may be required on all redemption requests over $10,000 or when the redemption proceeds are to be sent to someone other than the owner of record or to an address or bank account other than those of record. Most banks or financial institutions can provide you with a signature guarantee, but a notary public cannot.  The signature guarantee requirements apply to redemption requests received by mail or by telephone.

When the Fund requires a signature guarantee, a New Technology Medallion signature guarantee must be provided. For joint accounts, both signatures must be guaranteed.  A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

To Sell Shares:

By Mail
• Submit a written request for redemption with:
• The Fund’s name;
• Your Fund account number;
• The dollar amount or number of shares or percentage of the account to be redeemed; and
• Signatures of all owners of the account, exactly as the shares are registered.
• Mail your request to: Dividend Growth Trust P.O. Box 6110 Indianapolis, IN 46206 • A check will be mailed to the name and address in which the account is registered.

By Wire
• This option must be elected either in the initial application or subsequently in writing with a signature guarantee. • Call the transfer agent at (888) 826-2520 with your request.	• Wire redemption requests must be received before 4:00 p.m. Eastern Time for money to be wired the next business day. • There is a $15.00 charge for redemptions made by wire.

By Telephone
• The Fund may accept telephone redemptions unless you decline telephone privileges on your account application. • Call the transfer agent at (888) 826-2520 with your request.	• The Fund will use reasonable procedures to confirm that the request is genuine. • Written confirmation will be provided.

By Systematic Withdrawal Plan
• Complete the appropriate section on the Account Application or call (888) 826-2520 to request a form to add the plan.	• Withdrawals can be monthly, quarterly, semi-annually or annually. The minimum amount is $100. Redemption fees will not be charged under this plan.

Please note that if you use a broker-dealer or financial institution to assist you in any of these transactions, they may charge a fee for this service that would not be charged by the Fund.

Under certain circumstances, the Fund may effect redemptions in-kind (i.e., by delivering securities instead of cash) as described in more detail in the SAI.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV.  Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

General Policies

The Fund reserves the right to:

•	Change the minimum investment amounts;
•	Cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear; and

•	Reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

The Fund may limit the amount of purchases and refuse to sell shares to any person.  If your check or wire does not clear, you will be responsible for any loss incurred by the Fund.  You may be prohibited or restricted from making future purchases in the Fund.  Checks should be made payable to the Fund.  The Fund and its transfer agent may refuse any purchase order for any reason.  Cash, third party checks (except for properly endorsed IRA rollover checks), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted.  Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000.  Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.  If the Fund has not yet collected payment for shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

If you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, a bank (including a bank trust department), an investment adviser, an administrator or trustee of a retirement plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts subject to withdrawal under a Systematic Withdrawal Plan. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on the Fund.  If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

Market Timing Policies and Procedures

Some investors try to profit from a strategy of frequent purchases and redemptions of Fund shares commonly known as market timing. Such activity can be harmful to Fund shareholders. The risks of frequent purchases and redemptions of Fund shares include:

•	Dilution in the value of Fund shares held by long-term investors
•	Interference with efficient management of the Fund’s portfolio
•	Increased brokerage and administrative costs
•
To the extent the Fund invests in foreign securities, the risk that the Fund is more susceptible to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets.

The Board of Trustees of the Trust has adopted a policy designed to discourage frequent purchases and redemptions by shareholders. In furtherance of this policy, the Board of Trustees has adopted the following procedures:

•	The Fund refuses to accept a shareholder’s purchases for sixty (60) calendar days after the shareholder has redeemed out of the Fund.
•
Transactions involving more than $1 million or ten percent (10%) of total Fund assets will be reviewed prior to execution to determine whether the activity will be harmful to other shareholders in the Fund.  If a purchase order involves more than $1 million or ten percent (10%) of total Fund assets and it is determined to be harmful to the Fund, then the Fund will refuse to accept the purchase order.

The Fund reserves the right to impose the following restrictions:

•	Imposition of a redemption fee or modification of any applicable existing redemption fee;
•	Exchanges may only be made by U.S. mail; no exchanges will be permitted to be made electronically, by telephone or by facsimile;
•	Suspension or termination of a shareholder’s right to purchase shares of the Fund.

Shareholders who engage, or are suspected of engaging, in disruptive trading practices may be placed on a “watch list.”  Shareholders who have been placed on such list will have their transactions scrutinized before they are permitted to make further purchases of Fund shares to determine that such activity is not harmful to the Fund.

To the extent feasible, the Fund reviews the activity of the underlying shareholders in omnibus accounts to determine whether such transactions are harmful to the Fund. To the extent that the activity is deemed harmful to the Fund, the Fund will work with the financial intermediary to impose any or all of the restrictions described above.

The Fund, through its service providers, including the Advisor, applies these policies with respect to market-timing activities by monitoring trading activity in the Fund, attempting to identify excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Under a federal rule, the Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions.  However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place.  There can be no assurance that the Fund will be able to eliminate all market-timing activities.

Exceptions to Restrictions on Frequent Purchase and Redemption Policy and Procedures:

Notwithstanding the policy and procedures set forth above, the Fund may permit frequent purchases and redemptions under the following limited circumstances:
•	Systematic Withdrawal Plan
•	National emergency
•	Market volatility
•	Accounts held by certain retirement plans (such as 401(k) plans) which allow for frequent purchases and redemptions.

Timing of Purchase or Sale Requests

All requests received in good order by the transfer agent before the close of the NYSE, typically 4:00 p.m. Eastern Time, will be executed the same day, at that day’s NAV. Orders received after the close of the NYSE will be executed the following day, at that day’s NAV. The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order and promptly transmits the order in good order to the Fund’s transfer agent, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent. Purchase and redemption orders are executed only on days when the NYSE is open for trading. The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Redemption Fees

To discourage short-term trading, the Fund reserves the right to impose a 1.00% redemption fee on redemptions of Class A and Class C Shares within 60 days of acquisition.  Redemption fees are not imposed on shares acquired through the reinvestment of dividends or capital gain distributions or involuntarily redeemed shares.  Class I shares are not subject to a redemption fee.

Contingent Deferred Sales Charges

Purchases of Class A shares of $1 million or more either as a lump sum or through our cumulative quantity discount or letter of intent programs that are subsequently redeemed within 12 months of acquisition are subject to a 1.00% contingent deferred sales charge. Effective with new accounts established on or after March 1, 2010, Class C shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.  Contingent deferred sales charges are not imposed on shares acquired through the reinvestment of dividends or capital gain distributions or involuntarily redeemed shares. The contingent deferred sales charge may be waived for certain redemptions and distributions, including in situations in which a redemption fee, as described above, is charged.

Minimum Balances

The Fund may redeem your remaining shares at NAV if the balance of your account falls below $5,000 (or $1,000 for IRAs) due to redemptions. The Fund will notify you if your balance has fallen below these amounts, and you will have 60 days to increase your account balance before your shares are redeemed. The Fund may close any account without notice if the account is inactive and the value of the account is $0.

Mailings to Shareholders

The Fund mails quarterly statements summarizing the activity in your account(s) and confirmations following each purchase or sale of your Fund shares. To reduce expenses, the Fund will limit mailings of most financial reports, prospectuses and account statements to one copy for each address that lists one or more shareholders with the same last name. If you would like additional copies of financial reports and prospectuses or separate mailings of account statements, please call (888) 826-2520.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.  Dividends from net investment income, if any, are declared and paid quarterly.  Because of the nature of the Fund’s underlying investments in MLPs, some of the Fund’s distributions may consist of returns of capital.  The Fund intends to distribute annually any net capital gains.

A dividend from net investment income represents the income the Fund earns from dividends and interest, if any, paid on its investments, after payment of its expenses. Net capital gains represent the amount the Fund realizes from the sale of securities at a gain (i.e., for an amount exceeding the cost of the security) over the losses it realizes from the sales of securities.

Reinvestment Option: Dividend and capital gain distributions are automatically reinvested in additional shares of the distributing class of the Fund unless you elect on the account application to receive them by check. You may change your distribution option at any time by requesting a change in writing. You must have your distributions reinvested if you participate in the Systematic Withdrawal Plan or own Fund shares through a retirement plan.  Distributions are reinvested on the ex-distribution date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account.  Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

TAXES

The following information is meant as a general summary of the U.S. federal income tax provisions regarding the taxation of the Fund’s shareholders.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund intends to distribute all or substantially all of its net investment income and net realized gains to its shareholders at least annually.  A Fund’s shareholders may elect to take in cash or reinvest in additional Fund shares any dividends from net investment income or capital gains distributions. In general, dividends and other distributions you receive from the Fund are taxable for federal income tax purposes whether you reinvest them in additional Fund shares or take them in cash, although the Fund will not be taxed on amounts it distributes.  Shareholders will not be taxed on distributions to the extent such distributions constitute a return of capital, which is generally a distribution in excess of the Fund’s earnings and profits.  Dividends the Fund pays to you from its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) generally are taxable to you as ordinary income.

Distributions to you of the Fund’s net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. A portion of the Fund’s dividends -- not exceeding the aggregate dividends it receives from domestic corporations only -- also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing, and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.  Every year you will be sent information showing the amount and status of dividends and other distributions you received from the Fund during the prior calendar year.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply you must have owned your shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Fund’s holdings may not be qualifying dividends.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

As described above, the Fund might invest in foreign securities. Accordingly, the Fund may be subject to foreign withholding taxes on income from certain foreign securities, which could reduce the amount of distributions paid to shareholders.  The shareholders might be able to claim a credit or deduction for foreign taxes paid if more than 50% of the Fund’s assets are invested in foreign securities at the end of a fiscal year and the Fund makes an election to pass through to the shareholders their pro rata share of foreign taxes paid.  If this election is made, the Fund may report more taxable income to the shareholders than it actually distributes.  The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the shareholders with the information necessary to claim this deduction or credit on their personal income tax return if the Fund makes this election.

If you purchase Fund shares just prior to a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. The dividend distributed to you will be included in your taxable income, even though you may not have participated in the increase in the NAV of the Fund. You should consider the potential tax consequences of purchasing shares of the Fund close to the end of the year (when the Fund normally distributes any net capital gains).

The foreign, state and local income tax consequences of investing in the Fund may differ materially from the federal income tax consequences described above.  In addition, this discussion is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, IRAs, and Roth IRAs. This discussion is not a complete analysis of the federal tax implications of investing in the Fund. Additional tax information is available in the SAI under “Taxes.” You should consult your tax advisor before investing.

Backup Withholding: The Fund may be required to withhold and remit to the U.S. Treasury 28% of all taxable distributions (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next sentence, “backup withholding”).  Withholding at that rate also is required from such distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund’s main investment strategies are set out in the front of the Prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this Prospectus but that are described in detail in the Fund’s SAI. You may obtain a copy of the SAI without charge by calling (888) 826-2520.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding the disclosure of its portfolio securities is available in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and other distributions. BBD, LLP, an independent registered public accounting firm, has audited this information and their report, along with the Fund’s financial statements, is included in the annual report, which is available upon request. The table below sets forth financial data for a share outstanding throughout the periods.

Dividend Growth Trust
Rising Dividend Growth Fund - Class A
Financial Highlights
For a share outstanding during each year

	For the fiscal year ended September 30,

	2011		2010	2009	2008	2007

Selected Per Share Data
Net asset value, beginning of year	$ 12.94		$ 11.07	$ 11.31	$ 13.60	$ 12.06

Income from investment operations
Net investment income (loss)	0.02	(a)	0.01	0.04	(0.01)	0.02
Net realized and unrealized gain (loss)	0.12		2.05	(0.04)	(1.95)	1.93
Total from investment operations	0.14		2.06	0.00	(1.96)	1.95

Less Distributions to shareholders:
From net investment income	(0.03)		(0.01)	(0.06)	-	(0.02)
From net realized gain	-		-	-	(0.05)	(0.23)
From tax return of capital	(0.15)		-	(0.10)	(0.27)	(0.12)
In excess of net investment income	(0.08)		(0.18)	(0.08)	(0.01)	(0.04)
Total distributions	(0.26)		(0.19)	(0.24)	(0.33)	(0.41)

Paid in capital from redemption fees (b)	-		-	-	-	-

Net asset value, end of year	$ 12.82		$ 12.94	$ 11.07	$ 11.31	$ 13.60

Total Return (c)	0.95%		18.69%	0.33%	-14.63%	16.25%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 66,336		$ 46,003	$ 39,998	$ 45,894	$ 63,827
Ratio of expenses to average net assets	1.65%		1.65%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	1.68%		1.86%	1.92%	1.56%	1.94%
Ratio of net investment income (loss) to
average net assets	0.12%		0.01%	0.51%	(0.05)%	0.19%
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement or recoupment	0.09%		(0.20)%	0.24%	0.04%	(0.11)%
Portfolio turnover rate	51.85%		24.84%	39.40%	24.66%	31.09%

(a) Per share net investment income has been calculated using the average shares method.
(b) Redemption fees resulted in less than $0.005 per share in each year.
(c) Total return in the above table represents the rate that an investor (invested for the entire year) would have earned on an investment in the Fund, assuming reinvestment of dividends. Returns shown exclude the effect of the sales load.

Dividend Growth Trust
Rising Dividend Growth Fund - Class C
Financial Highlights
For a share outstanding during each year

	For the fiscal year ended September 30,

	2011		2010		2009	2008		2007

Selected Per Share Data
Net asset value, beginning of year	$ 13.08		$ 11.14		$ 11.39	$ 13.62		$ 12.08

Income from investment operations
Net investment income (loss)	(0.07)	(a)	(0.07)		(0.02)	(0.08)		-
Net realized and unrealized gain (loss)	0.15		2.12		(0.05)	(1.95)		1.85
Total from investment operations	0.08		2.05		(0.07)	(2.03)		1.85

Less distributions to shareholders:
From net investment income	(0.02)		-	(b)	(0.04)	-		-
From net realized gain	-		-		-	(0.05)		(0.23)
From tax return of capital	(0.11)		-		(0.08)	(0.15)		(0.06)
In excess of net investment income	(0.06)		(0.11)		(0.06)	(0.00)	(b)	(0.02)
Total distributions	(0.19)		(0.11)		(0.18)	(0.20)		(0.31)

Paid in capital from redemption fees (c)	-		-		-	-		-

Net asset value, end of year	$ 12.97		$ 13.08		$ 11.14	$ 11.39		$ 13.62

Total Return (d)	0.51%		18.50%		-0.37%	-15.04%		15.55%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 12,332		$ 4,456		$ 3,898	$ 4,338		$ 5,505
Ratio of expenses to average net assets	2.25%		2.25%		2.25%	2.25%		2.25%
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	2.28%		2.46%		2.52%	2.03%		2.54%
Ratio of net investment income (loss) to
average net assets	(0.48)%		(0.59)%		(0.10)%	(0.64)%		(0.41)%
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement or recoupment	(0.51)%		(0.80)%		(0.37)%	(0.42)%		(0.71)%
Portfolio turnover rate	51.85%		24.84%		39.40%	24.66%		31.09%

(a) Per share net investment income has been calculated using the average shares method.
(b) Less than $0.01 per share.
(c) Redemption fees resulted in less than $0.005 per share in each year.
(d) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends. Returns shown exclude the effect of the sales load.

Dividend Growth Trust
Rising Dividend Growth Fund - Class I
Financial Highlights
For a share outstanding during each period

	For the fiscal year ended September 30,
						For the period ended September 30,
	2011		2010	2009	2008	2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 13.16		$ 11.25	$ 11.50	$ 13.85	$ 12.80

Income from investment operations
Net investment income	0.07	(b)	0.10	0.09	0.09	0.01
Net realized and unrealized gain (loss)	0.14		2.05	(0.06)	(2.00)	1.10
Total from investment operations	0.21		2.15	0.03	(1.91)	1.11

Less distributions to shareholders:
From net investment income	(0.03)		(0.01)	(0.07)	-	(0.01)
From net realized gain	-		-	-	(0.05)	-
From tax return of capital	(0.18)		-	(0.12)	(0.37)	(0.04)
In excess of net investment income	(0.10)		(0.23)	(0.09)	(0.02)	(0.01)
Total distributions	(0.31)		(0.24)	(0.28)	(0.44)	(0.06)

Net asset value, end of period	$ 13.06		$ 13.16	$ 11.25	$ 11.50	$ 13.85

Total Return (c)	1.47%		19.21%	0.63%	-14.08%	8.61%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 55,565		$ 18,092	$ 12,628	$ 11,153	$ 6,548
Ratio of expenses to average net assets	1.25%		1.25%	1.25%	1.25%	1.25%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	1.28%		1.46%	1.52%	1.44%	1.54%	(e)
Ratio of net investment income (loss) to
average net assets	0.51%		0.41%	0.97%	0.40%	(0.59)%	(e)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	0.48%		0.20%	0.70%	0.21%	(0.29)%	(e)
Portfolio turnover rate	51.85%		24.84%	39.40%	24.66%	31.09%	(d)

(a) March 21, 2007 (Commencement of Operations) through September 30, 2007.
(b) Per share net investment income has been calculated using the average shares method.
(c) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

ADDITIONAL INFORMATION

For investors who want more information about the Fund, the following document is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (THE “SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of the SAI, annual and semi-annual reports and request other information and ask questions about the Fund by contacting:

Huntington Asset Services, Inc.
2960 N. Meridian St., Suite 300
Indianapolis, IN 46208
Telephone: (888) 826-2520

The SAI, Annual and Semi-Annual Reports are available on the Advisor’s Internet Website at www.dividendgrowthadvisors.com.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders which are available without charge upon request. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Fund’s SEC File No. is 811-09497

DIVIDEND GROWTH TRUST

Rising Dividend Growth Fund

Statement of Additional Information

February 1, 2012

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the prospectus for the Rising Dividend Growth Fund (the “Fund”) dated February 1, 2012 (the “Prospectus”).  The Prospectus incorporates this SAI by reference.  The information in this SAI expands on information contained in the Prospectus.  The Prospectus can be obtained without charge by contacting either the financial intermediary through whom you purchased shares or the principal distributor of the Fund at the phone number or address below.

Principal Distributor

Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208
(888) 826-2520

The Fund's audited financial statements and notes thereto for the year ended September 30, 2011 and the unqualified report of BBD, LLP, the Fund's independent registered public accounting firm, on such financial statements are included in the Fund’s Annual Report to Shareholders for that year (the “Annual Report”) and are incorporated by reference and made a part of this SAI.  No other parts of the Annual Report are incorporated herein. An investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (888) 826-2520.

Description of the Trust

Dividend Growth Trust (the “Trust”), 58 Riverwalk Boulevard, Building 2, Suite A, Ridgeland, South Carolina 29936, is an open-end management investment company registered under the Investment  Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on July 14, 1999. The Trust was formerly known as Eastern Point Advisors Funds Trust, but it changed its name to Dividend Growth Trust on October 21, 2005.

The Trust offers three classes of shares of beneficial interest (“shares”) in the Fund: Class A shares, Class C shares and Class I shares (referred to individually as a “class” and collectively as the “classes”).

At a Special Meeting of shareholders of the Capital Appreciation Fund, another former series of the Trust, held on September 6, 2006, shareholders thereof approved its reorganization with and into the Fund. The reorganization took place at the close of business on September 8, 2006.

Investment Strategies and Related Risks

The Prospectus describes the investment objective and certain restrictions applicable to the Fund. The following supplements the information found in the Prospectus concerning the investment policies of the Fund. The investment practices described below, except the practice regarding portfolio loan transactions, are not fundamental and may be changed by the Trust's Board of Trustees (the “Board”) without shareholder approval.

Common Stock. The Fund may invest in common stocks. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common stocks generally have a history of long-term growth in value, common stock prices are often volatile in the short-term and can be influenced by general market risk and specific corporate risks.

Non-Diversification. The Fund is classified as “non-diversified” under the 1940 Act. Non-diversification means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act, although the Fund nevertheless will continue to comply with the diversification requirements necessary for it to continue to qualify as a “regulated investment company” for federal tax purposes. See “Taxes.” Since the Fund may invest a larger proportion of its assets in a single issuer or group of issuers, an investment in the Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities may be bonds, preferred stock or other securities that pay a fixed rate of interest or dividends but offer the owner the option of converting the security into common stock. The value of convertible securities will change based on the price of the underlying common stock. Convertible securities generally pay less interest or dividend income than similar non-convertible securities, but a non-convertible security's income provides a cushion against the stock's price declines.

Master Limited Partnerships. The Fund may invest in interests in master limited partnerships (“MLPs”). MLP interests trade like shares of stock, and MLPs generally distribute most of their distributable cash flow to investors. Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. Their income generally depends on the volume of the products transported, not on the commodity's price. An MLP is a public limited partnership. Interests in MLPs are traded on an exchange or on the Nasdaq National Market System (the “Nasdaq”). The ability to trade the interests provides liquidity that is not present with conventional private limited partnerships, but those interests are less liquid than conventional publicly traded securities. MLPs can be organized for income, capital gains or tax shelter purposes. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.  Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

Small Capitalization Companies. The Fund may invest in companies with market capitalization of at least $500 million. Investing in the common stock of smaller companies involves special risks and considerations not typically associated with investing in the common stock of larger companies. The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. In addition, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional exchanges and the frequency and volume of their trading are often substantially less than for securities of larger companies.

Foreign Securities. The Fund may invest indirectly in foreign securities through American Depositary Receipts and European Depositary Receipts (“ADRs” and “EDRs”). For many foreign securities, there are U.S. dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. Generally, there is a large, liquid market in the United States for most ADRs. The Fund may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security. The Fund will not invest in unsponsored ADRs and EDRs.

Risks of Foreign Securities. Indirect investments in foreign securities through ADRs and EDRs may involve a greater degree of risk than securities of U.S. issuers. There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

Additionally, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization, foreign taxation, limitations on the removal of assets of the Fund from a country, political or social instability, or diplomatic developments.

If the Fund's foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest it earns, gains and losses it realizes on the sale of securities and any net investment income and gains that it distributes to shareholders.

Restricted Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and that are subject to restrictions on transfer. The Fund will limit investments in restricted securities to no more than 15% of its total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Board.

Rule 144A Securities. The Fund may purchase securities which are not registered under the 1933 Act but that can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities may be classified as “illiquid securities,” however, any such security will not be considered illiquid if it is determined by Dividend Growth Advisors, LLC (the “Advisor”), under guidelines approved by the Board, that an adequate market exists for that security. This investment practice could have the effect of raising the level of illiquidity in the Fund during any period in which qualified institutional buyers are not interested in purchasing these securities.

Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities generally include securities that cannot be sold within seven business days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Repurchase agreements with maturities in excess of seven business days and securities that are not registered under the 1933 Act, but that may be purchased by institutional buyers pursuant to Rule 144A under the Securities Act, are subject to this 15% limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board determines that a liquid trading market exists).

Other Investment Practices and Risks

Lending Portfolio Securities. The Fund may lend its portfolio securities. These loans are secured by the delivery to the Fund of cash collateral, which may be invested in short-term debt securities and money market funds. The Fund may make loans only to broker-dealers who are members of the New York Stock Exchange (“NYSE”) or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the Fund can terminate the loan at any time.

When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower's bankruptcy, may be prevented from or delayed in, liquidating the collateral.  In addition the securities in which the collateral is invested may lose value, requiring the Fund to make up the shortfall.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements under which it sells portfolio assets with an agreement to repurchase the assets at a later date at a set price. The Fund continues to receive principal and interest payments on these securities. The Fund will maintain a segregated custodial account consisting of cash or liquid securities of any type or maturity, having a value at least equal to the repurchase price, plus accrued interest.

Reverse repurchase agreements involve the risk that the value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are borrowings by the Fund and are subject to its investment restrictions on borrowing.

Portfolio Turnover. The Fund's portfolio turnover rate is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period.

High rates of portfolio turnover (100% or more) entail certain costs and may result in the Fund's recognizing increased amounts of net short-term capital gain, which would be taxable to its shareholders as ordinary income when distributed to them. Also, the higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs and other transaction costs incurred. The Advisor takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return.

Temporary Investments. To maintain cash for redemptions and distributions and for temporary defensive purposes, the Fund may invest in money market mutual funds and in investment grade short-term fixed income securities including short-term U.S. government securities, negotiable certificates of deposit, commercial paper, banker's acceptances and repurchase agreements. To the extent that the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

Other Investments. The Board may, in the future, authorize the Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Fixed Income Securities. The Fund may invest in fixed income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

U.S. Government Securities. The Fund may invest in certain securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less, Treasury notes have a maturity of one to ten years, and Treasury bonds generally have maturities of greater than ten years at the date of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury.  Other obligations, such as those of the Federal Home Loan Bank, are supported only by the credit of the instrumentalities. Government securities may have fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. No assurance can be given that the U.S. government would provide financial support to U.S. government instrumentalities, as it is not obligated to do so by law.

Credit Ratings. When investing in fixed income securities, the Fund will purchase only those securities rated at the time of purchase within the highest grades assigned by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) (AAA, AA, A, BBB), or Moody's Investors Service, Inc. (“Moody's”) (Aaa, Aa, A, Baa).

Generally, the ratings of Moody's and S&P represent the opinions of these agencies as to the credit quality of the securities which they rate. These ratings are subjective and are not absolute standards of quality. Changes in the rating of any fixed-income security or in the ability of the issuer to make payments of interest and principal will affect the value of the security.

The Fund may invest in eligible unrated securities that, in the opinion of the Advisor, offer comparable risks to permissible rated securities. A security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund after purchase. Neither of these events will necessarily require the Fund to sell the securities.

Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.

Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Advisor may have to reinvest the proceeds in lower yielding securities to the detriment of the Fund.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.

Repurchase Agreements. The Fund may enter into repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, the Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date.

Repurchase agreements involve some credit risk. For example, if a seller defaults, the Fund will suffer a loss if the proceeds from the sale of the collateral are lower than the repurchase price. To minimize risk, collateral must be held with the Fund's custodian at least equal to the repurchase price, including any accrued interest.

Derivatives. The Fund may invest in derivative instruments, which are financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset or security.  Derivatives may be purchased for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of the Fund’s portfolio holdings. The Fund's transactions in derivative instruments may include, among others, the purchase and writing of options on securities.

Writing Covered Options. A call option on securities obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the option's expiration date. A put option on securities obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the option's expiration date. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the other party to the option. These purchases are referred to as “closing purchase transactions.”

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option enables the Fund to purchase specified securities at a set price during the option period, in return for the premium paid. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option enables the Fund to sell specified securities at a specified price during the option period, in exchange for the premium paid. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased for the purpose of the Fund's benefiting from a decline in the price of securities it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by compensating changes in the value of the Fund's portfolio securities.

Risks Associated With Options Transactions. The success of transactions in derivative instruments depends on the Advisor's judgment as to their potential risks and rewards. Use of derivatives exposes the Fund to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument.

Investment Restrictions

Fundamental Investment Restrictions. The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy, or (2) more than 50% of the Fund's outstanding shares. Except as otherwise stated in the Prospectus, the Fund may not:

1.	Borrow money or issue senior securities, except to the extent permitted by the 1940 Act.

2.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act when selling its own portfolio securities.

3.	Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

4.
Invest in commodities or commodity futures contracts, or invest in oil, gas or other mineral leases, or exploration or development programs, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities and currencies.

5.
Make loans to other persons, except loans of securities not exceeding one-third of the Fund's total assets. For purposes of this limitation, investments in debt obligations and transactions in repurchase agreements shall not be treated as loans.

6.
Invest in the securities of any one industry (except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities), if as a result more than 25% of the Fund's total assets would be invested in the securities of such industry.

The Fund’s investment objective is also considered to be fundamental.

Non-Fundamental Investment Restrictions. The following restrictions may be modified by the Board without shareholder approval. The Fund may not:

1.
Invest more than 15% of its net assets in illiquid securities. A security is illiquid if it cannot be sold in seven business days at a price approximately equal to the price at which the Fund is valuing the security. Restricted securities and repurchase agreements with maturities in excess of seven business days are subject to this 15% limitation.

2.	Invest in other open-end investment companies except to the extent allowed in the 1940 Act.

3.	Invest in a company for the purpose of exercising control or management of the company.

4.	Write or purchase options in excess of 5% of the value of the Fund's total net assets.

5.	Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Fund's assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures with respect to the disclosure of the Fund's portfolio securities.

The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to the Advisor or the Fund, rating and ranking organizations, and affiliated persons of the Fund or the Advisor (the “Potential Recipients”) unless such disclosure is consistent with a Fund's legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).  The Fund publicly furnishes periodically updated information related to its portfolio holdings on the Advisor’s website at http://www.dividendgrowthadvisors.com/products_fund.htm.  By the 15th day following month end, the Fund publishes updated performance information, and by the 15th day following quarter end, the Fund publishes the Fund’s top ten holdings on such website.

As of the date of this SAI, the Advisor and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain officers of the Advisor and certain mutual fund rating and ranking organizations and third party service providers to the Advisor or the Fund with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents). As such, certain procedures must be adhered to before the Potential Recipients may receive the portfolio holdings prior to their being made public. Potential Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” The Fund's President or the Chief Investment Officer may determine to expand the categories of Potential Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Fund prior to commencing its duties), and only with the written concurrence of the Advisor's legal counsel and compliance department.

Portfolio Holdings Disclosure Procedures

Neither the Fund nor the Advisor nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Potential Recipient who is not an employee or officer of the Advisor must sign a non-disclosure agreement, or otherwise be subject to confidentiality obligations, before such Potential Recipient may become an Approved Recipient.  Potential Recipients are (1) required to keep all portfolio holdings information confidential, and (2) prohibited from trading based on such information. In consultation with the Fund's Chief Compliance Officer, the Board reviews the Fund's portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary. Employees and officers of the Advisor are subject to the Trust's Code of Ethics as well as to each entity's own Code of Ethics with respect to non-disclosure.

Portfolio Holdings Approved Recipients

The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

Huntington National Bank (“Huntington”). The Fund has selected Huntington as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs Huntington as the custodian of its assets. As custodian, Huntington creates and maintains all records relating to the Fund's activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by Huntington. Pursuant to such contract, Huntington agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by Huntington for any purpose not directly related to the business of the Fund, except with the Fund's written consent. Huntington receives reasonable compensation for its services and expenses as custodian.

Huntington Asset Services, Inc. (“HASI”).  HASI serves as the Fund's administrator, fund accounting services agent, dividend paying agent and transfer agent. It receives reasonable compensation for its services and for certain expenses incurred in performing these functions. HASI is not permitted to disclose portfolio holdings to any third parties without the written consent of the Fund.

Unified Financial Securities, Inc. (the “Distributor”).  The Distributor serves as the distributor of the Trust's shares. It receives reasonable compensation for its services and certain expenses for performing this function. The Distributor is not permitted to disclose portfolio holdings to any third parties without the written consent of the Fund.

Rating, Ranking and Research Agencies. The Fund may send its complete portfolio holdings information to certain rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. On approximately the 25th day following the previous month-end, the Fund provides its complete portfolio holdings to: Morningstar, Inc.; Bloomberg L.P.; Standard and Poor's, a division of The McGraw-Hill Companies, Inc.; Thompson Financial and Vickers - Stock. No compensation is received by the Fund or Advisor or any other person in connection with the disclosure of this information. The Fund expects to enter into written confidentiality agreements with each rating, ranking or research agency in which the agency will agree to keep the Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

Legal Counsel. The Fund may disclose portfolio holding information to its legal counsel on an as- needed basis in connection with its providing services and counsel to the Trust.

Independent Registered Public Accounting Firm. The Fund may disclose portfolio holding information to its auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting.

The Trust may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules, or regulations, or by regulatory authorities.

The Trust's Chief Compliance Officer (“CCO”) will monitor compliance with the policies and procedures adopted by the Trust. The CCO will report violations to the Board.

Management of the Trust

Trustees and Officers of the Trust. The direction and supervision of the Fund is the responsibility of the Board of Trustees. All Trustees were elected by shareholders of the Trust at a shareholder meeting held on August 3, 2005. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below:

Independent Trustees*:
Name (Age) and Address**	Position(s) Held with Trust and Term and Length of Time Served	Number of Funds in Trust Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees
Roger B. Rainville (67)	Independent Trustee since August, 2005 Indefinite	1
President and Chief Executive Officer of Pioneer Investment Management Shareholder Services Corporation from September 1990 to July 2001.  Retired in July 2001 when Pioneer Mutual Funds were acquired by UniCredito Italiano of Milan, Italy.
				None
Earl L. Mason (64)	Independent Trustee since August, 2005 and Chairman since December, 2005 Indefinite	1	Currently Retired. Former Chairman of the Board, Computer Horizons; Former Lead Director and Chairman of the Audit Committee, Earle M. Jorgensen, a metals distributor, from 2002 to 2006	Director, Chair of the Audit Committee, and member of the compensation committee, BWAY Corp., from 2007 to 2010
William Thomas Smith, Jr. (65)	Independent Trustee since August, 2005 Indefinite	1	Managing Partner, TTV, a venture capital company, from April 2000 to present.
Former Director, Green Dot Corp 2000  to 2011, Director Austin Logistics, from 2005 to 2011; Director, E-duction, from 2006 to present; Former Director, Microbilt from 2008 to 2011, Director, Silverpop 2002 to present, Director, E-Wise 2008 to present.

* “Independent Trustees” are Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust.

**The address for each independent trustee is 58 Riverwalk Boulevard, Building 2, Suite A, Ridgeland, South Carolina 29936.

Interested Trustees and Principal Officers:

Name (Age) and Address**	Position(s) Held with Trust and Term and Length of Time Served	Number of Funds in Trust Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees
Charles Troy Shaver, Jr.* (65)	Interested Trustee and President since August, 2005 Indefinite	1	President, Chief Executive Officer, Member and minority owner of Dividend Growth Advisors, LLC, since June 1, 2004.	None
Ed Obuchowski (66)	Treasurer and Principal Accounting Officer since March, 2008 Indefinite	1	Chief Financial Officer, Member and minority owner of Dividend Growth Advisors, LLC since December, 2006. SVP and CIO of Alliant Food, and VP of Internal Audit for Compaq Computer from 1998 to 2004.	Former member of the Board of Directors of Computer Horizons Corporation
Jere E. Estes (69)	Chief Investment Officer since October, 2008; Assistant Treasurer since March, 2008; Treasurer and Principal Accounting Officer from August, 2005 to March, 2008 Indefinite	1
Chief Investment Officer as of October, 2008; Senior Portfolio Manager, Member and Minority Owner, Dividend Growth Advisors, LLC since April 1, 2004.  Former Director of Research for Dividend Growth Advisors, LLC from 2004 to 2011
				None
John H. Lively (43)	Secretary since September, 2010 Indefinite	1
Attorney, The Law Offices of John H. Lively & Associates, Inc., March, 2010 to present; Partner, Husch Blackwell Sanders LLP (law firm), March, 2007 to February, 2010; Managing Attorney, Raymond James Financial (financial services), September, 2005 to March, 2007; Assistant General Counsel, AIM Investments (investment adviser – currently, INVESCO), October, 2000 to September, 2005.
				None
Jane Cameron (75)	Chief Compliance Officer since June, 2006 Indefinite	1
Chief Compliance Officer – Mutual Funds, Dividend Growth Advisors, LLC since June, 2006.  Managing Director HR & Strategic Sourcing from October, 2008. Prior thereto, Ms. Cameron was Director of Strategic Sourcing, Fidelity Investments, from September, 1996 until February, 2006.
				None
Tara Pierson (37)	Assistant Secretary since March, 2006 Indefinite.	1	Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000.	None
*Mr. Shaver is considered to be an “interested person” of the Trust because he is an officer of the Advisor.

**The address for each interested trustee and officer is 58 Riverwalk Boulevard, Building 2, Suite A, Ridgeland, South Carolina 29936.

As noted above, the Chairman of the Board of Trustees is Earl L. Mason, who is an Independent Trustee (i.e., he is not an “interested person” of the Trust, as that term is defined under the 1940 Act).  The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically.  The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters.  The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust with respect to risk oversight matters.   The Trust’s Chief Compliance Officer (the “CCO”) reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust.  The CCO may also report directly to a particular committee of the Board depending on the subject matter.  The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting.  Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations.   The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Trust has a standing Audit Committee of the Board composed of the Independent Trustees. The functions of the Audit Committee are to meet with the Trust's independent auditors to review the scope and findings of the annual audit, discuss the Trust's accounting policies, discuss any recommendations of the independent auditors with respect to the Trust's management practices, review the impact of changes in accounting standards on the Trust's financial statements, recommend to the Board the selection of independent auditors and perform such other duties as may be assigned to the Audit Committee by the Board. During the Trust’s most recent fiscal year ended September 30, 2011, the Audit Committee met four times.

The Trust has a standing Nomination and Governance Committee of the Board composed of the Independent Trustees. The Nomination and Governance Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees of the Trust. Although the Nomination and Governance Committee expects to be able to find an adequate number of qualified candidates to serve as Independent Trustees, the Nomination and Governance Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI. During the Trust's most recent fiscal year ended September 30, 2011, the Nomination and Governance Committee met four times.

Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following:  (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he was selected to serve as Trustee:

Roger B. Rainville – Mr. Rainville has over 36 years of experience in the mutual fund industry.  He also had extensive executive management experience in his role as President and CEO of the worldwide operations of a major investment management shareholder services company.  Mr. Rainville was selected to serve as an Independent Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations.

Earl L. Mason – Mr. Mason has over 41 years of business experience.  He served in executive management positions as CFO and CEO for major corporations.  In addition, he has served as a Director on numerous boards of directors – both public and private.  He was selected to serve as an Independent Trustee of the Trust and Chairman of the Board based primarily on his demonstrated leadership abilities and extensive knowledge of operational, management and financial principles.

William Thomas Smith, Jr. – Mr. Smith has 36 years of business experience.  For 30 years, he served with a Fortune 500 company, where he held various executive management positions, such as Vice President of small and medium business in the Americas and as the Southern Area General Manager.  In 2006, he became a founding partner in a venture capital company, which offers resources to assist in the creation of industry-leading companies.  Mr. Smith was selected as an Independent Trustee of the Trust based on his business acumen and strategic insights.

C. Troy Shaver – Mr. Shaver has over 36 years of experience in the financial services industry – 24 of those years in the mutual fund side of the business.  He is currently the President of the Trust.  He was selected to serve as the Interested Trustee of the Trust based on his in-depth knowledge of the financial services industry in general and the mutual fund industry in particular.

Ownership of Securities.  The following table provides information regarding shares of the Fund owned by each Trustee as of December 31, 2011.

Trustee	Dollar Range of Fund Shares
Roger B. Rainville	$10,001 - $50,000
Earl L. Mason	$10,001 - $50,000
William Thomas Smith, Jr.	over $100,000
Charles Troy Shaver, Jr.	over $100,000

Compensation of Trustees and Officers. Trustees and Officers affiliated with the Advisor are not compensated by the Trust for their services. The Trust does not have any retirement plan for its Trustees. Each Trustee who is not an affiliated person of the Advisor, as defined in the 1940 Act, receives $1,000 per regular meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Trustees also receive $500 for each special board meeting attended.  The Independent Chairman of the Board receives an additional $1,000 per meeting. The Chairman of the Audit Committee and the Chairman of the Nomination and Governance Committee each receives $500 per committee meeting chaired, respectively, for acting as Chairmen of such Committees.

Compensation Table

The following table sets forth the compensation paid by the Trust to the non-interested Trustees during the Trust's fiscal year ended September 30, 2011:

Name of Person	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid to Trustees

Roger B. Rainville	$6,000	0	$6,000
Earl L. Mason	$8,000	0	$8,000
William Thomas Smith, Jr.	$6,000	0	$6,000

Portfolio Management Team

The Fund's portfolio management team is Thomas W.L. Cameron, Senior Portfolio Manager and former Chief Investment Officer of the Advisor; Jere E. Estes, current Chief Investment Officer, Senior Portfolio Manager and former Director of Research for the Advisor; C. Troy Shaver, Jr, President, Chief Executive Officer, and Sr. Portfolio Manager of the Advisor; and Ying Wang, Director of Research for the Advisor.  Mr. Cameron and Mr. Estes have managed the Fund since its inception; Mr. Shaver was named to the team as of February 2010; and Ms. Wang was named to the team as of December 2011.  The team manages all other equity investment accounts. The following table lists the accounts managed by the portfolio management team as of November 30, 2011.    None of the accounts managed has an advisory fee based on the performance of the account.

	No. of Accounts	Total Assets of Accounts*	No. of Accounts Paying Performance Fee	Total Assets of Performance Fee Accounts*
Registered Investment	1	$161.1	0		$0
Companies

Other Pooled	5	$21.2	0		$0
Investment Vehicles

Other Accounts	973	$578.1	0	$	$ 0

*in millions of dollars

The following table provides information regarding shares of the Fund owned by each Portfolio Manager as of December 31, 2011.

Portfolio Manager	Dollar Range of Fund Shares
Thomas Cameron	$100,001 to $500,000
Jere Estes	$100,001 to $500,000
C. Troy Shaver, Jr.	$100,001 to $500,000
Ying Wang	$10,000 to $25,000

Each portfolio manager is responsible for management of the Fund and other investment accounts. The possibility of conflicts of interest may arise in the management of the Fund and these other accounts. The portfolio manager may have conflicts of interest in the allocation of investment opportunities and management time. Investment strategies and restrictions may apply that are different for the Fund than the other investment accounts. No accounts of the portfolio managers have performance fee structures. If conflicts of interest occur, the portfolio managers will exercise discretion that is equitable to all interested persons.

Compensation Structure

The compensation structure of the Advisor for all investment professionals is based on a fixed salary and quarterly bonuses based on the assets under management of certain investment accounts excluding the Fund.  Salary adjustments generally occur annually in February.

Sales Load

The sales load is waived for purchases of Fund shares made by current or former Trustees, officers, or employees, or agents of the Trust, the Advisor, and by members of their immediate families.

Code of Ethics

The Trust and the Advisor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act, applicable to the securities trading practices of their personnel. Each respective code permits the covered personnel to trade in securities in which the Trust may invest, subject to certain restrictions and reporting requirements.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet Website at http://www.sec.gov.

Proxy Voting Policies and Procedures

The Board has delegated to the Advisor the authority to vote all proxies relating to the Fund's portfolio securities in accordance with the Advisor's own policies and procedures. The Advisor’s Proxy Voting Guidelines summaries are set forth in Appendix B hereto. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2011 is available (1) without charge, upon request, by calling 1-888-826-2520 and (2) on the SEC's website at http://www.sec.gov.

Principal Holders of Securities

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Fund’s equity securities and the percentage of outstanding shares held by such holders are set forth below.  Unless otherwise indicated, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.  A shareholder who owns beneficially more than 25% of the Fund's outstanding shares is presumed, under the 1940 Act, to “control” the Fund.  Such control may affect the voting rights of other shareholders.  All information in the table below is provided as of January 11, 2012.

Name of Shareholder	Class	Address	% Held	Record or Beneficial Holder
CapitalBank Wealth Management Group	A	P.O. Box 218 Greenwood, SC 29648	16.73%	Record
	I		9.61%	Record
National Financial Services	I	200 Liberty St. New York, NY 10281	6.32%	Record
Bank of Ann Arbor	I	125 S. Fifth Ave. Ann Arbor, MI 48107	5.61%	Record
.
Management Ownership.  As of December 31, 2011, the Trustees and officers, as a group, owned approximately 0.50% of the outstanding shares of the Fund, its series or classes.

Investment Management and Other Services

Investment Advisor. The Fund's investment advisor is Dividend Growth Advisors, LLC (“Advisor” or “DGA”), 58 Riverwalk Boulevard, Building 2, Suite A, Ridgeland, SC 29936. The Advisor manages the investments of the Fund in accordance with the Fund's investment objectives, policies and limitations.  Prior to October 19, 2005, Eastern Point Advisors, Inc. (“EPA”) was the investment advisor to the Fund and DGA was the sub-advisor to the Fund.

The Advisor may be deemed to be “controlled”, as defined under the 1940 Act, by Mr. Cameron, Mr. Shaver and Mr. Estes by virtue of their positions and/or ownership interests in the Advisor.

The Advisor, a South Carolina limited liability company, is a registered investment advisor registered in 2004. In addition to acting as the investment advisor to the Fund, the Advisor also manages individual private accounts. The Advisor is responsible for managing the investments of the Fund in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by the Advisor. The Advisor is responsible for the selection, purchasing, monitoring and sale of the securities in the Fund's investment portfolio. The Advisor arranges for the transfer agency, custody and all other services necessary to operate the Fund.

The Advisor also manages primarily individual private accounts. As of December 31, 2011, the Advisor had approximately $791 million of total assets under management.

In addition to managing the Fund's investments consistent with its investment objectives, policies and limitations, the Advisor makes recommendations with respect to other aspects and affairs of the Fund. The Advisor also furnishes the Fund with certain administrative services, office space and equipment. All other expenses incurred in the operation of the Fund are borne by the Fund. Under the Investment Advisory Agreement, the Advisor will not be liable for any error of judgment or mistake of fact or law or for any loss by the Fund in connection with the  performance of the Investment Advisory Agreement, except a loss from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Investment Advisory Agreement.

For providing investment advisory and other services, the Fund pays the Advisor a monthly fee at the annual rate of 0.75% of the value of the Fund's average daily net assets. For the fiscal year ended September 30, 2011, DGA, the Fund's investment advisor, earned $790,449 in fees from the Fund, of which it waived $29,073.

The Advisor has contractually agreed to waive or limit its fee and reimburse certain Fund operating expenses, until January 31, 2013, so that the ratio of total annual operating expenses does not exceed 1.65% for Class A, 2.25% for Class C, and 1.25% for Class I.  This operating expense limitation does not apply to brokerage and other investment-related costs, “acquired fund fees and expenses,” interest, taxes, dues, fees and other charges of governments and their agencies, including the costs of qualifying the Fund’s shares for sale in any jurisdiction, extraordinary expenses and indemnification and other expenses not incurred in the ordinary course of the Fund’s business. Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses.  The Advisor may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Advisor may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above.

The Investment Advisory Agreement continues in effect from year to year provided such continuance is approved annually by the Board or by a vote of a majority of the outstanding shares of the Fund, and, in either case, by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” of any party to the Investment Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without penalty by the Board, by vote of a majority of the outstanding shares of the Fund or by the Advisor, upon sixty days' written notice. The Investment Advisory Agreement terminates automatically if “assigned,” as that term is defined under the 1940 Act.

The Trust pays all expenses not assumed by the Advisor, including Trustees' expenses, audit fees, legal fees, interest expenses, brokerage commissions, fees for registration and notification of shares for sale with the Securities and Exchange Commission (the “SEC”) and various state securities commissions, taxes, insurance premiums, fees of the Trust's administrator, transfer agent, fund accounting agent or other service providers, and costs of obtaining quotations for portfolio securities and the pricing of fund shares.

The following table shows the amounts of investment advisory fees incurred, fees waived and Fund expenses paid for the last three fiscal periods shown.

Fiscal Year Ended September 30,	Fees Incurred	Fees Waived	Expenses Paid
2011	$790,449	$29,073	$-0-
2010	$443,595	$125,343	$-0-
2009	$397,580	$144,352	$-0-

Transfer Agent and Dividend Paying Agent. Huntington Asset Services, Inc. (“HASI”), 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Fund's transfer agent. HASI maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. HASI receives a monthly fee from the Fund equal to an annual rate of $15.00 per active shareholder account with a minimum fee of $15,000 per initial portfolio and/or share class per year plus $9,000 per year for each additional share class.  These fees are subject to various discounts during the term of the agreement with HASI.

Fund Accounting Services Agent. In addition, HASI provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as Fund accountant, HASI receives a monthly fee from the Fund equal to an annual rate of 0.05% for the first $50 million in average net assets per portfolio and/or share class per year, 0.04% from $50 million to $100 million in average net assets per portfolio and/or share class per year; 0.03% from $100 million to $150 million in average net assets per portfolio and/or share class per year; and 0.02% over $150 million in average net assets per portfolio and/or share class per year (subject to a $20,000 annual minimum per portfolio (one share class) plus $7,500 per additional share class).  These fees are subject to various discounts during the term of the agreement with HASI.

Administrator. HASI also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. HASI receives a monthly fee from the Advisor equal to an annual rate of 0.10% for the first $50 million in average net assets per portfolio and/or share class per year; 0.07% from $50 million to $100 million in average net assets per portfolio and/or share class per year; 0.05% from $100 million to $150 million in average net assets per portfolio and/or share class per year; and 0.03% over $150 million in average net assets per portfolio and/or share class per year (subject to a $25,000 annual minimum per portfolio (one share class) plus $7,500 per additional share class).  These fees are subject to various discounts during the term of the agreement with HASI.

Distributor. The Advisor and the Trust have entered into a Distribution Agreement with Unified Financial Securities, Inc. (the “Distributor”), 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.  Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the “Selling Brokers”) who have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of shares of the Fund, which are continually offered at net asset value next determined, plus any applicable sales charge. The Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This additional compensation would be calculated as a percentage of Fund shares sold by the firm.  The Distributor uses a portion of any sales charge that is not re-allowed to other dealers to pay for various marketing expenses of the Fund.

The following table shows the amount the Fund paid the Distributor on the sale of Fund shares, and the amount the Distributor retained for each of the fiscal years indicated.  The amounts not retained by the Distributor were paid out to selling broker-dealers.

Fiscal Year Ended September 30,	Amount Paid To Distributor	Amount Retained By Distributor
2011	$1,099,929	$79,766
2010	$170,596	$12,751
2009	$79,006	$6,384

Distribution Plans. The Trust has adopted distribution plans for the Class A and Class C shares of the Fund (the “Plans”) in accordance with Rule 12b-1 under the 1940 Act. The Plans compensate the Distributor for its services and distribution expenses under the Distribution Agreement. The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; reimbursements of marketing expenses incurred by the Advisor; and allowances to other financial intermediaries. A report of the amounts expended under each Plan is submitted to and approved by the Board each quarter.

The Plans are subject to annual approval by the Board. The Plans are terminable at any time by vote of the Board or by vote of a majority of the shares of the Fund.

Although there is no obligation for the Trust to pay expenses incurred by the Distributor in excess of those paid to the Distributor under a Plan, if the Plan is terminated, the Board will consider how to treat such expenses. Any expenses incurred by the Distributor but not yet recovered through distribution fees will not be recovered through future distribution fees. If the Distributor's actual distribution expenditures in a given year are less than the Rule 12b-1 payments it receives from the Fund for that year and no effect is given to previously accumulated distribution expenditures in excess of the Rule 12b-1 payments borne by the Distributor out of its own resources in other years, the difference would be profit to the Distributor for that year.

Because amounts paid pursuant to a Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the Independent Trustees has a financial interest in the operation of any Plan.

The Plans were adopted because of their anticipated benefits to the Fund. These anticipated benefits include: increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets of the Fund, increased stability in the Fund's positions and greater flexibility in achieving investment objectives.

The following table summarizes Rule 12b-1 expenses incurred for the fiscal year ended September 30, 2011:

Class A Shares	Class C Shares
$242,820	$85,020

The Distributor received the following compensation for the fiscal year ended September 30, 2011:

                        Net Underwriting       Compensation on
                        Discounts and             Redemptions and             Brokerage             Other
                        Commissions              Repurchases                     Commissions        Compensation

                        $79,766                                $0                                $0                                $0

Custodian. Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, serves as custodian of the Trust.  Huntington is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments.

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., 2041 West 141st Terrace, Suite 119, Leawood, KS 66224, is legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP, 1835 Market St., 26th Floor, Philadelphia, PA 19103, is the Independent Registered Public Accounting Firm of the Trust.

Description of the Trust's Shares

The Trust is a statutory trust organized on July 14, 1999 under Delaware law. The Trustees are responsible for the management and supervision of the Trust. The Trust Instrument (i.e., one of the Trust’s organizational documents), dated June 29, 1999 and amended September 8, 2006, permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, with $0.001 par value.

Under the Trust Instrument, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trust Instrument also authorizes the Trustees to classify and reclassify the shares of the Trust, or any other series of the Trust, into one or more classes.

Each share of the Trust represents an equal proportionate interest in the assets belonging to the Trust and has equal dividend rights. When issued and paid for in accordance with the prospectus, shares are fully paid and non-assessable. In the event of liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of the Trust available for distribution to such shareholders. A shareholder vote is not necessary to liquidate the Fund or the Trust.  Shares of the Trust are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Trust Instrument, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the 1940 Act or the Trust Instrument, the Trust has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares. At any time that less than a majority of the Trustees holding office was elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Brokerage

Purchases and sales of portfolio securities are generally placed with broker-dealers who provide the best price (including brokerage commissions) and execution for orders.  Higher fees may be paid to brokers that do not furnish research or furnish less valuable research if a good faith determination is made that the commissions paid are reasonable in relation to the value of the brokerage and research services provided. Among these services are those that brokerage houses customarily provide to institutional investors, such as statistical and economic data and research reports on companies and industries.

The Fund paid brokerage commissions in the amounts indicated in the table below during the last three fiscal years.

Fiscal Year Ended September 30,	Commissions Paid
2011	$30,870
2010	$7,124
2009	$15,113

Purchase, Redemption and Pricing of Shares

Purchase of Shares. The Fund offers Class A shares, Class C shares and Class I shares. The Trustees and Officers reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in the Fund's best interest.

Initial Sales Charges on Class A Shares. Class A shares are offered at a price equal to their net asset value plus a sales charge which is imposed at the time of purchase. The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Up to 100% of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. These dealers may be deemed underwriters. Other dealers will receive the following compensation:

Amount Invested	Dealer Concession as a % of Offering Price of Shares Purchased
Less than $50,000	5.25%
$50,000 but less than $100,000	4.50%
$100,000 but less than $500,000	3.50%
$500,000 but less than $1,000,000	2.75%
$1,000,000 or more	0.00%

The Distributor uses a portion of the sales charge that is not re-allowed to other dealers to pay for various marketing expenses of the Fund.

 Obtaining a Reduced Sales Charge for Class A Shares. Methods of obtaining a reduced sales charge referred to in the Prospectus are described in more detail below. No sales charge will be imposed on increases in net asset value, dividends or capital gain distributions, or reinvestment of distributions in additional shares.

Rights of Accumulation (Class A Shares).  If you already hold Class A shares, you may qualify for a reduced sales charge on your purchase of additional Class A shares. If the value of the Class A shares you currently hold plus the amount you wish to purchase is $50,000 or more, the sales charge on the Class A shares being purchased will be at the rate applicable to the total aggregate amount.

The Distributor's policy is to give investors the lowest commission rate possible under the sales charge structure. However, to take full advantage of rights of accumulation, at the time of placing a purchase order, the investor or his dealer must request the discount and give the Distributor sufficient information to determine and confirm whether the purchase qualifies for the discount. Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.

Letter of Intent (Class A Shares). If you intend to purchase Class A shares valued at $50,000 or more during a 13-month period, you may make the purchases under a Letter of Intent so that the initial Class A shares you purchase qualify for the reduced sales charge applicable to the aggregate amount of your projected purchase. Your initial purchase must be at least 5% of the intended purchase. Purchases made within ninety days before the signing of the Letter of Intent may be included in such total amount and will be valued on the date of the Letter of Intent. The Letter of Intent will not impose a binding obligation to buy or sell shares on either the purchaser or the Fund.

During the period of the Letter of Intent, the transfer agent will hold shares representing 3% of the intended purchase in escrow to provide payment of additional sales charges that may have to be paid if the total amount purchased under the Letter of Intent is reduced. These shares will be released upon completion of the intended investment. If the total Class A shares covered by the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by a redemption of sufficient shares held in escrow for the account of the investor. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases of Class A shares credited to the Letter of Intent qualify for an additional reduction in the sales charge. For more information concerning the Letter of Intent, see the application form or contact the Distributor.

Sales Charge Waivers (Class A Shares). Under certain conditions, Class A shares may be sold without a sales charge to officers, directors, Trustees and employees of the Advisor and any of their affiliated companies and immediate family members of any of these people. Class A shares may also be sold without a sales charge to individuals with an investment account or relationship with the Advisor; fee-based financial planners acting for the account of their clients; broker-dealers who have entered into selling agreements with the Distributor for their own accounts; and banks, other financial institutions and financial supermarkets that have entered into agreements with the Fund to provide shareholder services for customers.

Class C Share Purchases. Purchases of Class C shares will be processed at net asset value next determined after receipt of your purchase order. Class C shares are not subject to an initial sales charge, but may pay higher fees than Class A shares. Class C shares will convert to Class A shares following the month that is seven (7) years after purchase of such Class C shares, thus reducing future annual expenses.

Terms of Redemptions. The amount of your redemption proceeds will be based on the net asset value per share next computed after the Distributor, the Fund, an authorized intermediary or the transfer agent receives the redemption request in proper form. Payment for your redemption normally will be mailed to you, except as provided below. Your redemption proceeds will normally be mailed or wired the day after your redemption is processed. If you have purchased shares by check, the payment of your redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.

Beneficial owners of shares held of record in the name of the Distributor or a financial intermediary may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the NYSE, or when trading in the markets the Trust normally uses is restricted or an emergency exists, as determined by the SEC, so that disposal of the Trust's assets or determination of its net asset value is not reasonably practicable, or for such other periods as the SEC by order may permit. The Trust reserves the right to redeem your account if its value is less than $5,000 for non-qualified accounts and $1,000 for individual retirement accounts (“IRAs”) due to redemptions. The Trust will give the shareholder sixty days' notice to increase the account value to at least $5,000 for non-qualified accounts and $1,000 for IRAs. Redemption proceeds will be mailed in accordance with the procedures described above.

Redemptions-in-Kind. Although the Trust would not normally do so, the Trust has the right to pay the redemption price of shares of the Trust in whole or in part in portfolio securities as prescribed by the Board. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. The Trust will value securities distributed in an in-kind redemption at the same value as is used in determining NAV.

Redemption Fees (Class A and Class C Shares). To discourage short-term trading, the Fund reserves the right to impose a 1.00% redemption fee on short-term redemptions of Class A and Class C Shares within 60 days of acquisition. Redemption fees are not imposed on shares acquired through the reinvestment of dividends or capital gain distributions or involuntary redemptions. Redemption fees are paid to the Trust to help defray transaction costs.

Waiver of Redemption Fees (Class A and Class C Shares). The redemption fee will be waived in the event of redemptions following the death or disability (within the meaning of Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder.

Reinstatement Privilege (Class A Shares). A shareholder of Class A shares who has redeemed such shares and has not previously exercised the reinstatement privilege may subsequently reinvest any portion or all of the redemption proceeds in Class A shares at net asset value, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Trust.

In order to use this privilege, the shareholder must clearly indicate by written request to the Trust that the purchase represents a reinvestment of proceeds from previously redeemed Class A shares. If a shareholder realizes a gain on redemption of shares, that gain will be taxable for federal income tax purposes even if all of the proceeds thereof are reinvested. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the Fund within 30 days thereafter, part or all of such loss may not be currently deductible for such purposes. See “Taxes – Dispositions of Shares.”  Redemption fees are not reimbursed in the event of using the reinstatement privilege. The reinstatement privilege may be used by each shareholder only once, regardless of the number of shares redeemed or repurchased. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder's interest in the Trust to his or her IRA or other tax-qualified retirement plan account.

Contingent Deferred Sales Charges.  Purchases of Class A shares of $1 million or more that are subsequently redeemed within 12 months of acquisition are subject to a 1.00% contingent deferred sales charge. Effective with new accounts established on or after March 1, 2010, Class C shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.  Contingent deferred sales charges are not imposed on shares acquired through the reinvestment of dividends or capital gain distributions or involuntarily redeemed shares. The contingent deferred sales charge may be waived for certain redemptions and distributions, including in situations in which a redemption fee, as described above, is charged.

Net Asset Value

The price of the Fund's shares is based on its net asset value (“NAV”) plus any applicable front-end sales charge for Class A shares (the “Offering Price”). The Trust calculates NAV for each class by adding the total market value of its investments and other assets, subtracting any liabilities and then dividing that figure by the total number of its shares outstanding (assets-liabilities/the number of shares = NAV). The Trust uses the following procedures for purposes of calculating the NAV of Fund shares. If the Trust holds securities listed primarily on a foreign exchange that trades on days when the Trust is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the Nasdaq are generally valued by the pricing service at the Nasdaq Official Closing Price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Trust may determine the fair value of any security in good faith in accordance with procedures approved by the Board if market quotations are not readily available, or if in the opinion of the Advisor any quotation or market price is not representative of true market value.

The Trust values foreign securities, if any, on the basis of quotations from the primary market in which they are traded. The Custodian translates assets or liabilities expressed in foreign currencies into U.S. dollars based on London currency quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of determining the Trust's NAV. If quotations are not readily available, or the value of foreign securities has been materially affected by events occurring after the closing of a foreign market, the Trust may value its assets by a method that the Board believes accurately reflects fair value. On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Trust's NAV is not calculated. Consequently, the Trust's portfolio securities may trade and the NAV of the Trust's shares may be significantly affected on days when a shareholder has no access to the Trust.

Taxes

The following is a brief and general summary (and is not intended as a substitute for careful tax planning) of certain material federal tax considerations concerning the Fund and the purchase, ownership and disposition of Fund shares and does not purport to be complete or to deal with all aspects of local, state, foreign or federal taxation that may be relevant to shareholders in light of their particular circumstances. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), including as modified by Regulated Investment Company Modernization Act of 2010 Public Law No:  111-325 (the “2010 RIC Act”), the Treasury Regulations promulgated thereunder, court decisions, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities -- all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect) -- and is limited to U.S. persons who hold Fund shares as capital assets for federal income tax purposes (generally, assets held for investment). No assurance can be given that changes in existing laws or regulations or their interpretation will not occur after the date of this Statement of Additional Information or that any such future guidance or interpretation will not be applied retroactively.

The tax matters relating to the Fund are complex and are subject to varying interpretations.   This summary is not tax advice and does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under the Code. No ruling has been or will be obtained from the IRS regarding any matter relating to the shares, and no assurance can be given that the IRS would not assert a position contrary to any of the tax consequences described below.

The following discussion necessarily condenses or eliminates many details that might adversely affect some shareholders significantly and does not address the tax issues that may be important to certain types of shareholders who are subject to special tax treatment such as foreigners and tax-exempt entities.  Accordingly, each prospective investor must consult with and rely solely on its, his or her professional tax advisors with respect to the tax results of its, his or her investment in the Fund.  Except as otherwise specifically noted, this general discussion does not discuss aspects of foreign, state or local taxation. In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, (“REIT”) insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”).  Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any local, state, foreign country or other taxing jurisdiction. No representation is made as to the tax consequences of the operation of the Fund.

U.S. Shareholder.  A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•	a domestic partnership
•
a domestic corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

A “Non-U.S.shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership.  A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Election to Be Taxed as a RIC. The Fund intends to qualify and remain qualified as a RIC under Subchapter M of the Code.  There can be no assurance that it actually will so qualify.  In order to so qualify, the Fund must satisfy certain requirements regarding its source of income, diversification of assets and distribution of earnings that are discussed further below.

In general, any entity taxable as a corporation that converts to taxation as a RIC must pay corporate-level federal income tax on any of the net built-in gains it recognizes during the 10-year period beginning on the effective date of its election to be treated as a RIC.  Alternatively, the corporation may elect to recognize all of its built-in gain at the time of its conversion and pay such tax on the built-in gain at that time.   If it does make this election, the Fund will mark its portfolio to market at the time of the intended RIC election, pay corporate-level federal income tax on any resulting taxable income, and distribute resulting earnings at that time or before the end of the first taxable year in which the Fund qualifies as a RIC.  If the Fund does not make this election, it will pay such corporate-level federal income tax as is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are actually sold in taxable transactions).  The amount of this tax will vary depending on the assets that are actually sold by the Fund in this 10-year period, the actual amount of the net built-in gain or loss present in those assets as of the effective date of the RIC election and effective tax rates.  Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-term capital losses will be included in the Fund’s investment company taxable income, and generally the Fund must distribute annually at least 90% of any such amounts (net of corporate taxes paid on those gains) in order to be eligible for RIC tax treatment.  Any such amount distributed will be taxable to the shareholders as ordinary income.  Built-in gains (net of taxes) that are recognized within the 10-year period and that are long term capital gains will also be distributed (or deemed distributed) annually to the shareholders.  Any such amount distributed (or deemed distributed) will be taxable to the shareholders as capital gains.

Taxation as a RIC.  The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements.  With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership.”  A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Section 7704 of the Code, which is generally a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”.  However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above.  The Fund intends to invest a portion of its assets in MLPs.  MLPs are generally publicly traded partnerships.  Net income from MLPs that are qualified publicly traded partnerships is included in the sources of income from which a RIC must derive 90% of its gross income.  Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

The 2010 RIC Act provides that if a RIC fails this 90% income test, such RIC is no longer subject to 35% penalty as long as such failure is due to reasonable cause and not willful neglect.  Instead, such RIC is only required to pay tax in the amount of shortfall to the amount that would have satisfied the 90% income test.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

The 2010 RIC Act provides that if a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimus.”  Such cure right is similar to that previously and currently permitted for a REIT.

Similarly, beginning in 2011, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury).  In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (a) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders.  However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%).  The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The 2010 RIC Act permits a RIC to carry forward net capital losses indefinitely and allows losses to retain their original character (as short or as long-term).  For net capital losses recognized prior to 2011, such losses are permitted to be carried forward up to 8 years and are characterized as short-term.

The Fund intends to distribute all realized capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (a) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed.  Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2012, provided in each case that certain holding period and other requirements are satisfied.  Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain.  To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC.  Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its re-qualification as a RIC.  The remainder of this discussion assumes that the Fund qualifies as a RIC.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year.  In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which the Fund paid no federal income tax in preceding years.  The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash.  For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year.  Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss.  Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant.  Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.  Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

As a RIC, the Fund will be subject to the AMT,  but any items that are  treated differently  for AMT  purposes  must be  apportioned  between  the  Fund and its shareholders and this may affect the  shareholders'  AMT  liabilities.  The Fund  intends in general to apportion  these items in the same  proportion  that  dividends  paid to each  shareholder  bear to the Fund's taxable income, determined  without  regard to the dividends  paid  deduction.

Taxation of U.S. Shareholders.  Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.  Such distributions (if designated by the Fund) may qualify (a) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts, or (b) in the case of individual shareholders for taxable years beginning on or prior to December 31, 2012, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which provides for a maximum 15% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met, as discussed below.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.  Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund.  The maximum tax rate on capital gain dividends received by individuals currently is generally 15% (5% for individuals in lower brackets), but that rate is scheduled to change at the end of 2012 unless the current rate is extended or made permanent.    Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset).  Under current law, the maximum rate on long-term capital gains is 20%, and all ordinary dividends (including amounts treated as qualified dividends) would be taxed as ordinary income.   Under the 2010 RIC Act, the Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.  The Form 1099 will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities.  Although Treasury Regulations explaining the precise method of apportionment have not yet been issued by the IRS, the Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction), unless the Fund determines that a different method for a particular item is warranted under the circumstances.

For purpose of determining (a) whether the annual distribution requirement is satisfied for any year, and (b) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund.  The maximum tax rate on capital gain dividends received by individuals is generally 15%.  Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset).  The maximum rate on long-term capital gains is 15%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) is taxed as ordinary income.

A Fund distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders for the calendar year in which the distribution is declared, rather than the calendar year in which the distribution is received. For purpose of determining (a) whether the annual distribution requirement is satisfied for any year, and (b) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, that distribution generally will be taxable even though it represents a return of invested capital.

Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations (generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.  When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2012 (sunset date), unless such provision is extended or made permanent.

Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Dispositions of Shares. Sales and other dispositions of the shares of the Fund shares generally are taxable events.  U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.

The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale.  Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares.  Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of distributions) with substantially identical shares within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis in the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the redemption or exchange of those shares would be a long-term loss to the extent of that distribution.

Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations.  For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%.  Capital losses are subject to certain limitations.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Fund will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.  Prior to January 1, 2012, the Fund's shareholders will be notified as to which default tax lot identification method the Fund will use.

For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Other Taxation. Distributions may be subject to state, local and foreign taxes, depending on each shareholder's particular situation.

Retirement Accounts. Fund shares are available for purchase through certain retirement plans and accounts, including IRAs, Roth IRAs, SIMPLE IRAs and tax-sheltered annuities. Contributions to retirement plans are subject to specific eligibility and contribution limitations. Distributions from retirement plans and accounts generally are subject to ordinary income tax and, if withdrawn prior to age 59½, a 10% penalty. Furthermore, distributions from such plans and accounts generally must commence no later than April 1 of the year after the account owner reaches age 70½ .There are exceptions to these rules depending on the type of plan or account and the individual's own circumstances. You should consult with your tax advisor regarding the income aspects of opening, maintaining and withdrawing amounts from retirement plans and accounts.

Taxation of Fund Operations

Hedging Transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future Treasury Regulations), and gains from options, futures and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement.

Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things; (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (b) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income; (c) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (d) cause the Fund to recognize income or gain without a corresponding receipt of cash; (e) adversely affect the timing as to when a purchase or sale of securities is deemed to occur; and (f) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

Foreign Securities. Dividends and interest the Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce such Fund's distributions paid to the shareholders.  If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to the shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to the shareholders than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the shareholders with the information necessary to claim this deduction or credit on their personal income tax return if the Fund makes this election. A shareholder's use of foreign dividends, designated by a Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on its federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if it distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% federal income tax rate on “qualified dividend income” mentioned in the Prospectus.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (a “QEF”), then in lieu of the Fund's incurring the foregoing tax and interest obligation, it would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income for each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences summarized above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

Under Section 988 of the Code, gains or losses (a) from the disposition of foreign currencies, including forward contracts; (b) except in certain circumstances, from options, futures and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies; (c) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (d) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.  If the Fund's section 988 losses exceed other investment company taxable income during a taxable year, it would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

Foreign Currency Transactions.  The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation.  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

           Foreign Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

Effective for taxable years of a regulated investment company beginning before January 1, 2012, a regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. The exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.
A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

           Backup Withholding.  The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

           Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

           Shareholder Reporting Obligations With Respect to Foreign Financial Assets.  Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

           Other Reporting and Withholding Requirements.  Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Fund and its shareholders.  These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

Fund Performance

The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available.  The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  The Annual Report contains additional performance information and will be made available to investors upon request and without charge.

Financial Statements

Reports to Shareholders. Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

Audited Financial Statements. The Fund's financial statements, including the notes thereto, dated as of September 30, 2011, which have been audited by BBD, LLP, an independent registered public accounting firm, are incorporated herein by reference from the Fund's 2011 Annual Report to Shareholders.

Appendix A -- Descriptions of Securities Ratings

Commercial Paper Ratings

Moody's Investors Service, Inc. (Moody's):  “PRIME-1” and “PRIME-2” are Moody's two highest commercial paper rating categories.  Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position.  The appraisal includes, but is not limited to the review of such factors as:

1.      Quality of management.

2.      Industry strengths and risks.

3.      Vulnerability to business cycles.

4.      Competitive position.

5.      Liquidity measurements.

6.      Debt structures.

7.      Operating trends and access to capital markets.

Differing degrees of weight are applied to the above factors as deemed appropriate for individual situations.

Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. (S&P): “A-1” and “A-2” are S&P's two highest commercial paper rating categories and issuers rated in these categories have the following characteristics:

1.	Liquidity ratios are adequate to meet cash requirements.

2.	Long-term senior debt is rated A or better.

3.	The issuer has access to at least two additional channels of borrowing.

4.	Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.

5.	Typically, the issuer is in a strong position in a well-established industry or industries.

6.	The reliability and quality of management is unquestioned.

Relative strength or weakness of the above characteristics determine whether an issuer's paper is rated “A-1” or “A-2”. Additionally, within the “A-1” designation, those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) rating category.

Appendix B - Proxy Voting Guidelines Summary

The following is a concise summary of the Dividend Growth Advisors' proxy voting policy guidelines.

1.         Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for audit quality

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee

2.         Board of Directors

Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Additionally, the company should not have underperformed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent.

Open Access (Shareholder Resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.         Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.         Proxy Contests

Voting for Director Nominees in Contested Elections Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where Dividend Growth Advisors LLC recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.         Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.         Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.         Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.         Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis evaluating strategic business purpose of increase.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9         Executive and Director Compensation

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

•	The plan expressly permits repricing of underwater options without shareholder approval; or

•
There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

•	The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director Compensation

Before recommending a vote FOR a director equity plan, Dividend Growth Advisors will review the company's proxy statement for the following qualitative features:

•	Stock ownership guidelines (a minimum of three times the annual cash retainer)

•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

•	Balanced mix between cash and equity

•	Non-employee directors should not receive retirement benefits/perquisites

•	Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation
•	Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:

•	Broad-based participation

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•
Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.         Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

•
CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.